UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549


						FORM N-CSR

		CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
					INVESTMENT COMPANIES

			Investment Company Act file number 811-4503

				    Tax-Free Trust of Arizona
			(Exact name of Registrant as specified in charter)

					   380 Madison Avenue
					New York, New York 10017
			(Address of principal executive offices)  (Zip code)

					  Joseph P. DiMaggio
					  380 Madison Avenue
					New York, New York 10017
				(Name and address of agent for service)

		Registrant's telephone number, including area code:	(212) 697-6666


				Date of fiscal year end:	6/30

				Date of reporting period:	06/30/08

						FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.




ANNUAL
REPORT

JUNE 30, 2008

                          A TAX-FREE INCOME INVESTMENT

                       [LOGO OF TAX-FREE TRUST OF ARIZONA:
                  EAGLE SITTING ON TOP OF FLAG ABOVE THE WORDS
                         "TAX-FREE TRUST OF ARIZONA"](R)

[LOGO OF THE AQUILA
GROUP OF FUNDS:                    ONE OF THE
AN EAGLE'S HEAD]           AQUILA GROUP OF FUNDS (R)

[LOGO OF TAX-FREE TRUST OF ARIZONA:
EAGLE SITTING ON TOP OF FLAG ABOVE THE WORDS
"TAX-FREE TRUST OF ARIZONA"](R)

               SERVING ARIZONA INVESTORS FOR MORE THAN TWO DECADES

                            TAX-FREE TRUST OF ARIZONA

                            "A MORE PREDICTABLE RIDE"

                                                                    August, 2008

Dear Fellow Shareholder:

      If you've read any of our previous shareholder communications, you know that we try to skip the financial jargon and speak in terms with which we believe the average person can relate and understand.

      The recent movements in the stock market got us to thinking about how risk tolerance mirrors choosing rides at an amusement park.

      In our younger days, we always enjoyed the thrill of roller coasters. If you're like us, you can vividly remember holding your breath with anticipation as you climbed and climbed to the top, never knowing just when you would finally get there. Then, just as you began to relax, the roller coaster would begin its decline. The ride to the bottom seemed like it would never end as you laughed, screamed, and implored the heavens to let you make it through alive.

      Much of what has transpired in the stock market over the last year or so has reminded us of our younger roller coaster riding days. Of course, the ride to the "top" of the market is always exhilarating. But, as we've matured, we've come to realize that roller coasters have lost some of their allure.

      We no longer find adrenaline-pumping adventures so attractive. While you can be brought to dizzying heights, some dramatic lows are also inevitable. For those of us who don't have the stomach for this type of volatility, especially with our investment money, a more stable alternative may be the ticket.

      We like to think of investing in a tax-free municipal bond fund, such as Tax-Free Trust of Arizona, as more like riding the swings at a county fair. There is definitely some up and down movement, but you usually don't go quite that far. In general, you know what to expect next and the ride is fairly pleasant.


                         NOT A PART OF THE ANNUAL REPORT

      Of course, we believe that there is a place in everyone's life for roller coasters. But, as one matures, it might be prudent to have the more stable predictable swings begin to play a larger role. After all, what good are highs if they are often followed by lows?

                                   Sincerely,

                                 [PHOTO OMITTED]


/s/ Lacy B. Herrmann                            /s/ Diana P. Herrmann

Lacy B. Herrmann                                Diana P. Herrmann
Founder and Chairman Emeritus                   President


                         NOT A PART OF THE ANNUAL REPORT

[LOGO OF TAX-FREE TRUST OF ARIZONA:
EAGLE SITTING ON TOP OF FLAG ABOVE THE WORDS
"TAX-FREE TRUST OF ARIZONA"](R)

               SERVING ARIZONA INVESTORS FOR MORE THAN TWO DECADES

                            TAX-FREE TRUST OF ARIZONA

                                  ANNUAL REPORT

                              MANAGEMENT DISCUSSION

      The past twelve months have presented challenges we have not seen in the twenty plus years of managing the Trust. As a barrel of oil climbed to nearly $150 and agricultural products pushed food prices higher, double digit inflation fears have hung over the fixed income market. Likewise, paying $4 for a gallon of gas and even more for a gallon of milk has us wondering about the strength of the consumer and economic growth. Toss in a struggling housing market where sales have stopped and values have eroded to levels below what is owed. Toss in a stock market decline of 20% from its October, 2007 high. Toss in the term "sub-prime mortgage" and questions abound. All of these factors present us with a current environment where uncertainty and volatility are the rule and where "better safe than sorry" appears to be the course of action.

      To begin let's review. The Federal Reserve lowered short-term interest rates from 5.25% in September, 2007 to the current 2% level in seven steps over the past almost twelve months as they emphasized economic stimulus. Treasury yields followed suit with two-year maturities declining substantially in yield from 4.84% on June 30, 2007, to 2.62% as of June 30, 2008. Likewise, 30-year bonds dropped in yield from 5.09% to 4.52% and the benchmark ten-year maturity from 4.99% to 3.97%.

      Municipal yields did not fare as well for the year ended June 30, 2008. Two-year AAA tax exempt yields declined from 3.76% to 2.65%. Ten-year AAA tax exempt yields also declined, but slightly, from 4.07% to 3.93%. However, 30-year AAA tax-exempt yields increased from 4.44% to 4.78%. As such, the Trust's net asset value (Class A shares) declined 2.02% from $10.40/share to $10.19/share. Unlike the negative return of the stock market, income distributed amounted to $0.428/share and capital gains distributed equaled $0.042/share giving the Trust a positive annualized return of 2.52%. For comparison, the Lehman Brothers Quality Intermediate Municipal Bond Index returned 5.40% as the price decline (higher yields) of the Trust's longer term bonds curtailed performance versus intermediate and shorter maturities. However, the Lipper Index of Arizona funds increased a modest 0.26% for the twelve months.

      Purchases throughout the year have tended to lengthen the Trust's maturity structure as we strived to maintain income. The Trust's duration increased from
4.8 years to 5.7 years. Duration is a measure of a bond's price sensitivity to changes in interest rates. Our increase in the Trust's duration worked against us, even with the decline in short-term interest rates, as long-term rates increased (declined in price). The Trust's average maturity as of June 30, 2008 was approximately 12 years.

      With this said, the biggest influence upsetting the municipal market was the collapse of the bond insurance industry. In recent years, many insurers strayed from their traditional business of insuring municipal bonds and entered the market of Collateralized Debt Obligations. This sector of "sub-prime" debt suffered significant losses, impacting the insurer's capital adequacy and leading to the majority of insurers being downgraded by the rating agencies. For over twenty years, municipal investors viewed any "insured" bond as AAA safe and a good bond. This all changed over the past six months of the fiscal year. The major insurers of MBIA, AMBAC and FGIC have all lost their AAA status. With over half the bonds issued in the municipal market carrying insurance, one could not avoid the ratings downgrade and the subsequent decline in market valuations. The Trust was no exception. As of June 30, 2008, the Trust's exposure to the insurers totaled 27.3% (this amount excludes insured bonds that have been prerefunded) of the portfolio. The biggest exposure was to FGIC at 7.1% (now rated B1 by Moody's and BB by Standard & Poor's), AMBAC at 6.7% (current rating Aa3 and AA) and MBIA with 4.3% (current rating A2 and AA) . Exposure to the two insurers which have retained their AAA status, FSA and Assured Guaranty, was 3.7% and 1.2% respectively.

      Fortunately,   we  have  always  placed  an  emphasis  on  the  underlying securities and the paying ability of the municipal entity without insurance. Also, the use of bond proceeds and the essential service provided has always been an important criterion. As such, the ratings shown in the portfolio now reflect the downgrade of the insurers or the underlying rating of the issuer if higher than the insurer.

      Even with the credit downgrade of most municipal insurers, our overall portfolio retains its high quality. As of June 30, 2008, 48.0% of the portfolio was rated AA or better. An additional 27.2% was prerefunded, meaning funds had been set aside to retire the bonds at an earlier call date. The remainder of the portfolio now breaks down with 11.0% A rated, 11.8% BBB rated and 2.0% non-rated.

      The impact of the insurance downgrades has not been a rash of municipal defaults but rather a question on the market value of municipal bonds. Where bond insurance used to add value, it now can be a detriment. Insured bonds which had traded at AAA levels now trade at levels commensurate to their underlying rating. This widening of spreads due to the devaluation of insurance contributed to the decline in our net asset value over the past year. However, we believe our long term emphasis on better credits and the overall quality of the Trust's portfolio helped our performance.

      We actually view the demise of the municipal insurers as a positive change within the sector going forward. Credit quality will no longer be taken for granted and increased price volatility will hopefully provide opportunities for the Trust.

      We expect the coming year to retain its challenging nature with inflation expectations and slower economic growth doing battle within the financial markets. Our challenge will be much as it has been; to assess the credit paying ability of the municipal entities we purchase, to determine if the marketplace is valuing such securities fairly and to strive to maintain as high a level as possible of tax-free income to our shareholders while endeavoring to minimize the price swings of our net asset value.

PERFORMANCE REPORT

      The following graph illustrates the value of $10,000 invested in the Class A shares of Tax-Free Trust of Arizona for the 10-year period ended June 30, 2008 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following information:]

                                      TFTA                       TFTA                 Lehman Brothers
               Cost of         Trust Class A Shares      Trust Class A Shares      Quality Intermediate
             Living Index        no sales charge           with sales charge       Municipal Bond Index
6/98            10,000               10,000                      9,600                    10,000
6/99            10,196               10,195                      9,790                    10,303
6/00            10,577               10,416                     10,002                    10,718
6/01            10,920               11,326                     10,875                    11,665
6/02            11,037               12,042                     11,563                    12,477
6/03            11,270               13,113                     12,591                    13,452
6/04            11,638               12,988                     12,471                    13,499
6/05            11,933               13,922                     13,368                    14,226
6/06            12,448               13,930                     13,376                    14,274
6/07            12,782               14,489                     13,912                    14,871
6/08            13,424               14,891                     14,298                    15,675

                                                                               AVERAGE ANNUAL TOTAL RETURN
                                                                             FOR PERIODS ENDED JUNE 30, 2008
                                                                ---------------------------------------------------------
                                                                                                                  SINCE
                                                                1 YEAR          5 YEARS         10 YEARS        INCEPTION
                                                                ------          -------         --------        ---------
Class A (commenced operations on 3/13/86)
  With Sales Charge ..................................          (1.55)%           1.86%           3.64%           5.76%
  Without Sales Charge ...............................           2.52             2.69            4.06            5.96
Class C (commenced operations on 4/01/96)
  With CDSC ..........................................           0.64             1.82            3.16            3.75
  Without CDSC .......................................           1.65             1.82            3.16            3.75
Class Y (commenced operations on 4/01/96)
  No Sales Charge ....................................           2.68             2.83            4.21            4.95
Lehman Index .........................................           5.40             3.11            4.60            5.82*  (Class A)
                                                                                                                  4.91** (Class C&Y)

Total return figures shown for the Trust reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC) imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class's income may be subject to Federal and state income taxes and/or the Federal alternative minimum tax. Past performance is not predictive of future investment results.

*     From commencement of the index on 1/1/87.
**    From commencement of operations on 4/1/96.

--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Tax-Free Trust of Arizona:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tax-Free Trust of Arizona as of June 30, 2008 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year period ended June 30, 2005 have been audited by other auditors, whose report dated August 12, 2005 expressed an unqualified opinion on such financial highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Trust of Arizona as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2008

--------------------------------------------------------------------------------

                            TAX-FREE TRUST OF ARIZONA
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2008

                                                                              RATING
  PRINCIPAL                                                                  MOODY'S/
   AMOUNT      GENERAL OBLIGATION BONDS (17.7%)                                 S&P             VALUE
------------   --------------------------------------------------------      --------       ------------
               Bullhead City Parkway Improvement District
$   850,000    6.100%, 01/01/11 .......................................       Baa2/NR       $    855,508
    815,000    6.100%, 01/01/12 .......................................       Baa2/NR            819,751
               Flagstaff Improvement District (Aspen Place Sawmill)
  2,500,000    5.000%, 01/01/32 .......................................        A1/NR           2,439,250
               Gilbert Improvement District No. 19
    335,000    5.200%, 01/01/23 .......................................        A3/A-             341,419
               Goodyear McDowell Road Commercial Corridor
                   Improvement District
  2,500,000    5.250%, 01/01/32 AMBAC Insured .........................       Aa3/AA           2,551,500
               Goodyear Utility District No. 1
  1,255,000    5.350%, 07/15/28 ACA insured ...........................       A3/BBB           1,137,545
               Graham Co. Unified School District No. 1 (Safford)
    185,000    5.000%, 07/01/10 FGIC Insured ..........................       Baa1/NR            187,213
               Graham Co. Unified School District No. 4 (Thatcher)
    400,000    5.000%, 07/01/10 FSA Insured ...........................       Aaa/NR             404,804
    400,000    4.750%, 07/01/12 FSA Insured ...........................       Aaa/NR             415,136
               Greenlee Co. School District No. 18 (Morenci)
    150,000    5.000%, 07/01/11 .......................................       Baa3/NR            155,093
               Maricopa Co. Elementary School District No. 3 (Tempe)
  1,025,000    5.500%, 07/01/14 FGIC Insured (pre-refunded) ...........        A1/NR           1,073,113
               Maricopa Co. Elementary School District No. 38
                   (Madison)
    730,000    5.000%, 07/01/22 MBIA Insured ..........................        A2/AA             760,587
               Maricopa Co. Elementary School District No. 68
                   (Alhambra)
  3,000,000    5.500%, 07/01/14 FSA Insured ...........................       Aaa/NR           3,309,960
               Maricopa Co. High School District No. 210
                   (Phoenix Union)
  2,245,000    5.000%, 07/01/23 FSA Insured (pre-refunded) ............       Aaa/AAA          2,425,678
               Maricopa Co. Unified School District No. 24
                   (Gila Bend)
  1,000,000    5.500%, 07/01/22 .......................................       NR/NR*             981,740
               Maricopa Co. Unified School District No. 41 (Gilbert)
  2,300,000    6.250%, 07/01/15 FSA Insured (pre-refunded) ............       Aaa/AAA          2,300,000
    200,000    6.250%, 07/01/15 FSA Insured ...........................       Aaa/AAA            203,226

                                                                              RATING
  PRINCIPAL                                                                  MOODY'S/
   AMOUNT      GENERAL OBLIGATION BONDS (CONTINUED)                            S&P              VALUE
------------   --------------------------------------------------------      --------       ------------
               Maricopa Co. Unified School District No. 69
                   (Paradise Valley)
$ 2,400,000    5.800%, 07/01/09 AMBAC Insured .........................       Aa3/AA        $  2,490,072
  1,000,000    5.300%, 07/01/11 MBIA Insured ..........................       Aa3/AA           1,060,680
               Maricopa Co. Unified School District No. 89 (Dysart)
  2,185,000    5.500%, 07/01/22 FGIC Insured ..........................       Baa3/A-          2,318,941
  1,300,000    5.000%, 07/01/25 XLCA Insured ..........................        A3/A-           1,324,869
               Maricopa Co. Unified School District No. 90
                   (Saddle Mountain)
  1,200,000    5.000%, 07/01/13 .......................................     Baa2/NR+++         1,230,528
               Maricopa Co. Unified School District No. 95
                   (Queen Creek)
    500,000    5.000%, 07/01/27 FSA Insured ...........................       Aaa/NR             507,465
               Mohave Co. Unified School District No. 20 (Kingman)
  1,175,000    5.250%, 07/01/24 FSA Insured ...........................       Aaa/AAA          1,235,642
               Navajo Co. Unified School District No. 2 (Joseph City)
  1,250,000    5.000%, 07/01/18 .......................................       Baa2/NR          1,264,712
               Peoria, Arizona
    850,000    5.500%, 04/01/16 FGIC Insured (pre-refunded) ...........       Aa2/AA             873,639
               Phoenix, Arizona
  1,000,000    6.250%, 07/01/16 .......................................       Aa1/AAA          1,169,050
  1,240,000    6.250%, 07/01/17 .......................................       Aa1/AAA          1,459,282
  1,000,000    5.375%, 07/01/20 .......................................       Aa1/AAA          1,066,140
  3,250,000    5.375%, 07/01/25 (pre-refunded) ........................       Aa1/AAA          3,419,000
               Pinal Co. Unified School District No. 1 (Florence)
  1,500,000    5.000%, 07/01/27 FGIC Insured ..........................      Baa3/BBB          1,397,865
               Pinewood Sanitary District
    605,000    6.500%, 07/01/09 .......................................       NR/NR*             606,543
               Prescott Valley Sewer Collection Improvement District
    216,000    7.900%, 01/01/12 .......................................       NR/BBB+            223,247
               Queen Creek Improvement District No. 1
  2,500,000    5.000%, 01/01/32 .......................................      Baa2/BBB-         2,227,550
               Scottsdale, Arizona
  1,050,000    5.750%, 07/01/18 (pre-refunded) ........................       Aaa/AAA          1,091,548
  3,140,000    5.000%, 07/01/19 .......................................       Aaa/AAA          3,261,078
  2,325,000    5.500%, 07/01/22 (pre-refunded) ........................       Aaa/AAA          2,411,281

                                                                              RATING
  PRINCIPAL                                                                  MOODY'S/
   AMOUNT      GENERAL OBLIGATION BONDS (CONTINUED)                            S&P              VALUE
------------   --------------------------------------------------------      --------       ------------
               Show Low Improvement District No. 6
$   950,000    6.000%, 01/01/18 ACA Insured ...........................      NR/NR*         $    955,928
               Tempe, Arizona
  1,015,000    5.400%, 07/01/11 .......................................      Aa1/AAA           1,082,761
  1,000,000    5.000%, 07/01/18 (pre-refunded) ........................      Aa1/AAA           1,044,760
               Tempe Improvement District (Pier Town Lake)
  1,500,000    5.000%, 01/01/29 .......................................      Aa3/NR            1,490,490
                                                                                            ------------
               Total General Obligation Bonds                                                 55,574,594
                                                                                            ------------
               REVENUE BONDS (83.6%)

               AIRPORT REVENUE BONDS (3.8%)
               Phoenix Airport Authority Revenue Bonds
  1,795,000    6.300%, 07/01/10 AMT, MBIA Insured .....................      Aa3/AA            1,797,782
    565,000    6.400%, 07/01/12 AMT, MBIA Insured .....................      Aa3/AA              565,000
               Phoenix Civic Improvement Corp. Airport
                   Revenue Bonds
  1,890,000    6.300%, 07/01/14 .......................................      Aa2/AAA           1,890,000
  3,600,000    5.000%, 07/01/17 FSA Insured ...........................      Aaa/AAA           3,636,000
  1,000,000    5.250%, 07/01/18 AMT ...................................      Aa3/AA-           1,017,110
  1,000,000    5.250%, 07/01/19 AMT ...................................      Aa3/AA-           1,009,290
  2,200,000    5.250%, 07/01/27 AMT, FGIC Insured .....................      Aa3/AA-           2,123,110
                                                                                            ------------
               Total Airport Revenue Bonds                                                    12,038,292
                                                                                            ------------
               BASIC SERVICE REVENUE BONDS (13.1%)
               Arizona School Facilities Board Revenue Bonds
  1,000,000    5.500%, 07/01/10 .......................................      Aaa/AAA           1,054,610
  1,000,000    5.750%, 07/01/18 AMBAC Insured (pre-refunded) ..........      Aaa/AAA           1,117,850
               Arizona Transportation Board Revenue Bonds
  1,000,000    6.250%, 07/01/16 (pre-refunded) ........................      Aa1/AAA           1,044,470
  2,000,000    5.000%, 07/01/22 .......................................      Aa1/AAA           2,083,800
  1,000,000    5.250%, 07/01/24 .......................................      Aa1/AAA           1,057,030
  2,875,000    5.000%, 07/01/33 .......................................      Aa1/AAA           2,929,366
               Buckeye Excise Tax Revenue Bonds
    500,000    5.900%, 08/01/20 AMBAC Insured .........................      Aa3/AA              527,245
               Casa Grande Excise Tax Revenue Bonds
    440,000    5.200%, 04/01/17 MBIA Insured ..........................       A2/NR              444,783
  1,835,000    5.000%, 04/01/21 AMBAC Insured .........................      Aa3/NR+++         1,872,489


                                                                              RATING
  PRINCIPAL                                                                  MOODY'S/
   AMOUNT      REVENUE BONDS (CONTINUED)                                       S&P              VALUE
------------   --------------------------------------------------------      --------       ------------
               BASIC SERVICE REVENUE BONDS (CONTINUED)
               Chandler Street & Highway User Revenue Bonds
$   985,000    5.400%, 07/01/13 MBIA Insured ..........................       Aa3/AA        $    986,911
               Greater Arizona Development Authority Revenue Bonds
  1,165,000    5.600%, 08/01/16 MBIA Insured ..........................       A1/AA            1,191,760
  2,000,000    5.000%, 08/01/22 MBIA Insured ..........................       A2/AA            2,080,760
  2,000,000    5.000%, 08/01/28 .......................................       A1/AA-           1,987,400
  1,200,000    5.500%, 08/01/29 .......................................       A1/AA-           1,237,404
               Mesa Utility System
  1,000,000    6.500%, 07/01/09 FGIC insured ..........................       A1/AA-           1,042,670
               Phoenix Civic Improvement Corp. Excise Tax
                   Revenue Bonds (Courthouse Project)
  2,500,000    5.250%, 07/01/24 (pre-refunded) ........................       Aa2/AAA          2,609,950
               Phoenix Civic Improvement Corp. Wastewater
                   Revenue Bonds
  1,500,000    5.500%, 07/01/24 FGIC Insured ..........................       Aa3/AA           1,644,525
               Phoenix Street & Highway User Revenue Bonds
    645,000    6.250%, 07/01/11 .......................................        A1/AA             646,567
    395,000    6.250%, 07/01/11 MBIA Insured ..........................       A1/AAA             395,960
  2,925,000    zero coupon, 07/01/13 FGIC Insured .....................        A1/AA           2,383,670
               Puerto Rico Highway & Transportation Revenue Bonds
  2,000,000    5.500%, 07/01/19 FSA Insured ...........................       Aaa/AAA
               Scottsdale Municipal Property Corp. Water &
                   Sewer Project
  2,000,000    5.000%, 07/01/28 .......................................       Aa1/AAA          2,063,520
               Scottsdale Preserve Authority Excise Tax Revenue Bonds
  1,185,000    5.250%, 07/01/18 .......................................       Aa2/AA           1,230,480
  1,255,000    5.250%, 07/01/19 .......................................       Aa2/AA           1,299,214
               Tempe Excise Tax Revenue Bonds
  2,000,000    5.250%, 07/01/19 (pre-refunded) ........................       Aa2/AAA          2,170,560
  1,000,000    5.000%, 07/01/33 .......................................       Aa3/AAA          1,010,980
               Tucson Water System Revenue Bonds
  2,200,000    5.500%, 07/01/18 FGIC Insured ..........................       Aa3/AA-          2,378,662
               Yuma Municipal Property Corp. Utility System
                   Revenue Bonds
    500,000    5.000%, 07/01/22 XLCA Insured ..........................        A3/A              510,900
                                                                                            ------------
               Total Basic Service Revenue Bonds ......................                       41,190,016
                                                                                            ------------

                                                                              RATING
  PRINCIPAL                                                                  MOODY'S/
   AMOUNT      REVENUE BONDS (CONTINUED)                                       S&P              VALUE
------------   --------------------------------------------------------      --------       ------------
               HOSPITAL REVENUE BONDS (20.3%)
               Arizona Health Facilities Authority (Banner Health)
$   500,000    5.000%, 01/01/25 .......................................       NR/AA-        $    495,015
    500,000    5.000%, 01/01/35 .......................................       NR/AA-             479,460
               Arizona Health Facilities Authority (Blood Systems)
    500,000    4.750%, 04/01/25 .......................................        NR/A-             475,545
               Arizona Health Facilities (Northern Arizona
                   Healthcare System)
  1,000,000    5.250%, 10/01/16 MBIA Insured ..........................        A2/AA           1,011,260
               Arizona Health Facilities (Phoenix Children's Hospital)
  1,000,000    5.375%, 02/15/18 (pre-refunded) ........................       Baa3/NR          1,073,720
  1,465,000    6.250%, 11/15/29 (pre-refunded) ........................       Baa3/NR          1,537,503
               Arizona Health Facilities (Samaritan Health)
  2,590,000    5.625%, 12/01/15 MBIA Insured ETM ......................        A2/AA           2,791,295
               Arizona Health Facilities Authority Hospital System
                   (John C. Lincoln Hospital)
  1,330,000    5.750%, 12/01/32 (pre-refunded) ........................       NR/BBB           1,465,567
               Flagstaff Industrial Development Authority
                   (Northern Arizona Senior Living Center)
  1,985,000    5.600%, 07/01/25 .......................................       NR/NR*           1,789,616
               Glendale Industrial Development Authority (John
                   C. Lincoln Hospital)
  1,500,000    5.000%, 12/01/35 .......................................       NR/BBB           1,288,260
  2,000,000    5.000%, 12/01/42 .......................................       NR/BBB           1,677,380
               Maricopa Co. Hospital Revenue (Sun Health)
    500,000    5.000%, 04/01/16 .......................................      Baa1/BBB            500,530
  3,345,000    5.000%, 04/01/17 .......................................      Baa1/BBB          3,326,034
  1,500,000    5.000%, 04/01/25 .......................................      Baa1/BBB          1,401,345
  2,500,000    5.000%, 04/01/35 .......................................      Baa1/BBB          2,180,800
               Maricopa Co. Industrial Development Authority
                   (Catholic Healthcare West-St. Joseph's Hospital)
  2,270,000    5.000%, 07/01/21 .......................................        A2/A            2,261,419
  2,300,000    5.375%, 07/01/23 .......................................        A2/A            2,308,763
  5,500,000    5.250%, 07/01/32 .......................................        A2/A            5,219,775

                                                                              RATING
  PRINCIPAL                                                                  MOODY'S/
   AMOUNT      REVENUE BONDS (CONTINUED)                                       S&P              VALUE
------------   --------------------------------------------------------      --------       ------------
               HOSPITAL REVENUE BONDS (CONTINUED)
               Mesa Industrial Development Authority
                   (Discovery Health)
$ 4,100,000    5.750%, 01/01/25 MBIA Insured (pre-refunded) ...........        Aaa/AAA      $  4,313,282
  3,065,000    5.625%, 01/01/29 MBIA Insured (pre-refunded) ...........        Aaa/AAA         3,218,863
               Phoenix Industrial Development Authority (John C.
                   Lincoln Hospital)
  1,270,000    5.500%, 12/01/13 FSA Insured ...........................        Aaa/AAA         1,284,491
               Scottsdale Industrial Development Authority
                   (Scottsdale Healthcare System)
  1,710,000    5.500%, 09/01/12 AMBAC Insured ETM .....................        Aa3/AA          1,795,517
  2,500,000    5.250%, 09/01/30 .......................................        A3/BBB+         2,389,500
  9,600,000    5.800%, 12/01/31 (pre-refunded) ........................         A3/NR         10,457,088
               University Medical Center Hospital Revenue Bonds
    830,000    5.000%, 07/01/22 .......................................       Baa1/BBB+          800,842
  3,050,000    5.000%, 07/01/35 .......................................       Baa1/BBB+        2,730,604
               Yavapai Co. Industrial Development Authority
                   (Yavapai Regional Medical Center)
  1,130,000    5.125%, 12/01/13 FSA Insured ...........................        Aaa/AAA         1,142,701
  1,250,000    5.625%, 08/01/37 .......................................       Baa2/NR++++      1,219,375
               Yuma Co. Industrial Development Authority (Yuma
                   Regional Medical Center)
  1,320,000    5.500%, 08/01/18 FSA Insured (pre-refunded) ............        Aaa/AAA         1,426,722
  1,500,000    5.500%, 08/01/19 FSA Insured (pre-refunded) ............        Aaa/AAA         1,621,275
                                                                                            ------------
               Total Hospital Revenue Bonds ...........................                       63,683,547
                                                                                            ------------

               LEASE REVENUE BONDS (14.6%)
               Arizona Game & Fish Administration
                   Building Project
  1,385,000    5.000%, 07/01/32 .......................................         A3/NR          1,312,745
               Arizona Municipal Finance Program No. 20
  1,090,000    7.700%, 08/01/10 MBIA Insured ETM ......................        Aaa/AAA         1,160,588
               Arizona State University Certificates of Participation
                   Lease Revenue Bonds
  2,000,000    5.375%, 07/01/19 MBIA Insured (pre-refunded) ...........        Aaa/AAA         2,158,000

                                                                              RATING
  PRINCIPAL                                                                  MOODY'S/
   AMOUNT      REVENUE BONDS (CONTINUED)                                       S&P              VALUE
------------   --------------------------------------------------------      --------       ------------
               LEASE REVENUE BONDS (CONTINUED)
               Cave Creek Certificates of Participation Lease
                   Revenue Bonds
$   365,000    5.750%, 07/01/19 .......................................      NR/BBB+        $    370,793
               Cottonwood Municipal Property Corp. Lease
                   Revenue Bonds
  1,500,000    5.000%, 07/01/29 XLCA Insured ..........................       A3/A-            1,385,775
               Downtown Phoenix Hotel Corp. Lease
                   Revenue Bonds
  4,760,000    5.250%, 07/01/26 FGIC Insured ..........................      Baa3/NR           4,803,982
               Gilbert Public Facilities Municipal Property Corp.
                   Lease Revenue Bonds
  1,000,000    4.900%, 07/01/21 AMBAC Insured .........................      Aa3/AA            1,022,170
               Gilbert Water Resource Municipal Property Corp.
                   Lease Revenue Bonds
    485,000    5.000%, 04/01/17 .......................................      NR/NR++++           485,339
  2,000,000    4.900%, 04/01/19 .......................................      NR/NR++++         1,988,300
  2,000,000    5.000%, 10/01/29 MBIA Insured ..........................       A2/AA            2,036,920
               Green Valley Municipal Property Corp. Lease
                   Revenue Bonds
  1,250,000    5.250%, 07/01/33 .......................................       NR/A+            1,181,887
               Navajo Co. Municipal Property Corp. Lease
                   Revenue Bonds
  1,000,000    6.250%, 07/01/20 ACA Insured ...........................      NR/NR*            1,006,860
               Nogales Municipal Development Authority
  1,000,000    5.000%, 06/01/27 AMBAC Insured .........................      Aa3/AA              938,310
               Oro Valley Municipal Property Corp. Lease
                   Revenue Bonds
  1,150,000    5.550%, 07/01/17 MBIA Insured (pre-refunded) ...........      Aaa/AAA           1,161,500
               Phoenix Civic Improvement Corp. Excise Tax
                   Revenue Bonds
  2,320,000    5.750%, 07/01/14 FGIC Insured (pre-refunded) ...........      Aa3/NR            2,455,674
  1,000,000    5.000%, 07/01/20 FGIC Insured (pre-refunded) ...........      Aa3/NR            1,053,250

                                                                              RATING
  PRINCIPAL                                                                  MOODY'S/
   AMOUNT      REVENUE BONDS (CONTINUED)                                       S&P              VALUE
------------   --------------------------------------------------------      --------       ------------
               LEASE REVENUE BONDS (CONTINUED)
               Phoenix Civic Improvement Corp. (Civic Plaza)
$ 1,000,000    zero coupon, 07/01/23 FGIC Insured (coupon .............        A1/AA        $    822,130
               converts to 5.50% on 7/01/13)
               Phoenix Industrial Development Authority
                   (Capital Mall Project)
  2,130,000    5.250%, 09/15/17 AMBAC Insured (pre-refunded) ..........       Aaa/AAA          2,246,106
  2,000,000    5.375%, 09/15/22 AMBAC Insured (pre-refunded) ..........       Aaa/AAA          2,114,320
               Pinal Co. Certificates of Participation Lease
                   Revenue Bonds
  2,000,000    5.125%, 06/01/21 AMBAC Insured .........................       Aa3/AA           2,034,240
  3,230,000    5.250%, 12/01/21 .......................................        NR/A            3,298,541
  1,250,000    5.000%, 12/01/29 .......................................        NR/A            1,210,037
               Pinal Co. Correctional Facilities
  1,470,000    5.250%, 10/01/21 ACA Insured ...........................       NR/BBB           1,404,997
               Scottsdale Municipal Property Corp. Excise Tax
                   Revenue Bonds
  3,000,000    zero coupon, 07/01/20 AMBAC Insured (coupon ............       Aa1/AAA          2,320,380
               converts to 4.50% on 7/01/13)
               Sierra Vista Municipal Property Corp. Lease
                   Revenue Bonds
  1,465,000    5.000%, 01/01/18 AMBAC Insured .........................       Aa3/AA           1,474,801
  1,225,000    5.000%, 01/01/18 AMBAC Insured .........................       Aa3/AA           1,228,969
    700,000    5.125%, 01/01/21 AMBAC Insured .........................       Aa3/AA             702,149
               Surprise Municipal Property Corp. Lease
                   Revenue Bonds
  2,000,000    4.900%, 04/01/32 .......................................      NR/NR++++         1,774,600
               University of Arizona Certificates of Participation
                   Lease Revenue Bonds
    500,000    5.125%, 06/01/22 AMBAC Insured (pre-refunded) ..........       Aaa/AAA            528,505
               Willcox Municipal Property Corp.
    295,000    4.625%, 07/01/21 .......................................        NR/A-             294,000
                                                                                            ------------
               Total Lease Revenue Bonds ..............................                       45,975,868
                                                                                            ------------

                                                                              RATING
  PRINCIPAL                                                                  MOODY'S/
   AMOUNT      REVENUE BONDS (CONTINUED)                                       S&P              VALUE
------------   --------------------------------------------------------      --------       ------------
               MORTGAGE REVENUE BONDS (10.6%)
               Agua Fria Ranch Community Facilities District
$   600,000    5.800%, 07/15/30** .....................................       NR/NR*        $    546,588
               Arizona Capital Facilities Finance Corp. Arizona
                   State Student Housing
  1,000,000    6.125%, 09/01/20 .......................................       Baa3/NR          1,014,350
               Maricopa Co. Industrial Development Authority
                   Multi-Family Mortgage Revenue Bonds
                   (Advantage Point Project)
    925,000    6.500%, 07/01/16 ETM ...................................       NR/AAA             925,000
               Maricopa Co. Industrial Development Authority
                   Multi-Family Mortgage Revenue Bonds
                   (National Health Project)
  1,300,000    5.500%, 01/01/18 FSA Insured ...........................       NR/AAA           1,430,039
               Maricopa Co. Industrial Development Authority
                   Multi-Family Mortgage Revenue Bonds (Pine Ridge)
  1,000,000    6.000%, 10/20/31 GNMA Insured ..........................       NR/AAA           1,021,970
               Maricopa Co. Industrial Development Authority
                   Single Family Mortgage Revenue Bonds
  3,330,000    zero coupon, 12/31/14 ETM ..............................       Aaa/AAA          2,558,439
  6,620,000    zero coupon, 02/01/16 ETM ..............................       Aaa/AAA          4,788,511
  3,565,000    zero coupon, 12/31/16 ETM ..............................       Aaa/AAA          2,479,636
  1,618,137    5.650%, 07/01/39 AMT ...................................       Aaa/NR           1,606,422
               Phoenix Industrial Development Authority Single
                   Family Mortgage Revenue
  1,770,000    zero coupon, 12/01/14 ETM ..............................       Aaa/AAA          1,377,414
      5,000    5.875%, 06/01/16 GNMA Insured ..........................       NR/AAA               5,028
    370,000    5.300%, 04/01/20 AMT GNMA Insured ......................       NR/AAA             370,263
    130,000    5.350%, 06/01/20 AMT GNMA Insured ......................       NR/AAA             130,073
               Phoenix & Pima Co. Industrial Development
                   Authority Single Family Mortgage
  1,940,000    5.800%, 12/01/39 AMT GNMA Insured ......................       Aaa/NR           1,929,252

                                                                              RATING
  PRINCIPAL                                                                  MOODY'S/
   AMOUNT      REVENUE BONDS (CONTINUED)                                       S&P              VALUE
------------   --------------------------------------------------------      --------       ------------
               MORTGAGE REVENUE BONDS (CONTINUED)
               Phoenix/Pima/Maricopa Co. Industrial Development
                   Authority Single Family Mortgage Revenue
$   772,993    5.500%, 12/01/38 AMT GNMA Insured ......................       Aaa/NR        $    787,502
               Pima Co. Industrial Development Authority Single
                   Family Mortgage Revenue
    165,000    6.500%, 02/01/17 .......................................        A2/NR             164,979
     15,000    6.100%, 05/01/31 AMT GNMA Insured ......................       NR/AAA              15,100
               Scottsdale Waterfront Community Facilities District
    265,000    6.000%, 07/15/27 .......................................       NR/NR*             246,816
    310,000    6.050%, 07/15/32 .......................................       NR/NR*             283,334
               South Campus Project Arizona State University
                   Student Housing
  1,205,000    5.625%, 09/01/28 MBIA Insured ..........................        A2/AA           1,239,897
               Southern Arizona Capital Facilities Finance Corp.
                   University of Arizona Student Housing
  1,500,000    5.100%, 09/01/33 MBIA Insured (pre-refunded) ...........        A2/AA           1,607,130
               Sundance Community Facilities District
  1,145,000    5.125%, 07/15/30 .......................................      Baa3/BBB-           979,799
               Tucson & Pima Co. Single Family Mortgage
                   Revenue Bonds, Escrowed
  4,920,000    zero coupon, 12/01/14 ..................................       Aaa/AAA          3,792,828
               Vistancia Community Facilities District
  1,000,000    4.550%, 07/15/26 .......................................       Baa1/NR            825,150
               Yuma Industrial Development Authority Multi-Family
                   Mortgage Revenue Bonds (Rio Santa Fe)
  3,000,000    6.100%, 09/20/34 AMT GNMA Insured ......................       NR/AAA           3,145,890
                                                                                            ------------
               Total Mortgage Revenue Bonds ...........................                       33,271,410
                                                                                            ------------
               UNIVERSITY REVENUE BONDS (7.7%)
               Arizona Board of Regents - Arizona State University
                   System Revenue Bonds
    735,000    5.850%, 07/01/18 FGIC Insured (pre-refunded) ...........       Aa3/AA+            772,029

                                                                              RATING
  PRINCIPAL                                                                  MOODY'S/
   AMOUNT      REVENUE BONDS (CONTINUED)                                       S&P              VALUE
------------   --------------------------------------------------------      --------       ------------
               UNIVERSITY REVENUE BONDS (CONTINUED)
               Arizona Board of Regents - Northern Arizona
                   University System Revenue Bonds
$ 1,000,000    5.000%, 06/01/32 AMBAC Insured .........................       Aa3/AA        $  1,007,110
  1,200,000    5.500%, 06/01/34 FGIC Insured (pre-refunded) ...........        A2/A+           1,323,744
  1,000,000    5.500%, 06/01/16 FGIC Insured (pre-refunded) ...........       Baa3/NR          1,043,590
  2,385,000    5.000%, 06/01/21 FGIC Insured ..........................       Aa3/AA           2,448,560
    750,000    5.800%, 06/01/24 FGIC Insured (pre-refunded) ...........       Baa3/NR            785,797
  1,500,000    5.000%, 06/01/33 .......................................       Aa3/AA           1,516,290
               Arizona Educational Loan Marketing Corp.
  1,720,000    5.700%, 12/01/08 AMT ...................................      A2/NR+++          1,744,957
               Arizona Student Loan Revenue
  1,000,000    5.875%, 05/01/18 AMT ...................................       Aaa/NR           1,027,670
  1,000,000    5.900%, 05/01/19 AMT ...................................       Aaa/NR           1,026,270
  1,000,000    6.150%, 05/01/29 AMT ...................................        A2/NR           1,006,750
               Cochise Co. Community College District
                   Revenue Bonds
  1,740,000    5.125%, 07/01/26 Assured Guaranty Insured ..............       Aaa/NR           1,791,434
  1,825,000    5.125%, 07/01/28 Assured Guaranty Insured ..............       Aaa/NR           1,870,187
               Glendale Industrial Development Authority
                   (Midwestern University)
    550,000    5.250%, 05/15/13 .......................................        NR/A-             578,858
  1,010,000    5.250%, 05/15/14 .......................................        NR/A-           1,066,196
    500,000    5.750%, 05/15/21 (pre-refunded) ........................       NR/AAA             541,495
  1,000,000    5.875%, 05/15/31 (pre-refunded) ........................       NR/AAA           1,086,400
               Mohave Co. Community College District
                   Revenue Bonds
    470,000    4.850%, 03/01/15 AMBAC Insured .........................       Aa3/AA             477,849
               Pinal Co. Community College District Revenue Bonds
    555,000    5.100%, 07/01/14 AMBAC Insured (pre-refunded) ..........       Aa3/NR             560,550
               Yavapai Co. Community College District
                   Revenue Bonds
    500,000    6.000%, 07/01/12 .......................................        NR/A-             505,605
               Yuma & La Paz Co. Community College District
  2,000,000    5.000%, 07/01/28 MBIA Insured ..........................        A2/AA           2,031,600
                                                                                            ------------
               Total University Revenue Bonds .........................                       24,212,941
                                                                                            ------------

                                                                              RATING
  PRINCIPAL                                                                  MOODY'S/
   AMOUNT      REVENUE BONDS (CONTINUED)                                       S&P              VALUE
------------   --------------------------------------------------------      --------       ------------
               UTILITY REVENUE BONDS (13.5%)
               Arizona Power Authority (Hoover Dam Project)
                   Revenue Bonds
$ 1,500,000    5.250%, 10/01/15 .......................................      Aa2/AA         $  1,648,485
  3,500,000    5.250%, 10/01/16 .......................................      Aa2/AA            3,858,715
  1,220,000    5.250%, 10/01/17 .......................................      Aa2/AA            1,345,733
               Arizona Wastewater Management Authority
                   Revenue Bonds
  1,940,000    5.600%, 07/01/12 AMBAC Insured .........................      Aa3/AA            1,943,977
               Arizona Water Infrastructure Finance Authority
                   Revenue Bonds
  1,465,000    5.750%, 10/01/11 .......................................      Aaa/NR+           1,535,642
  2,500,000    5.375%, 10/01/16 (pre-refunded) ........................      Aaa/NR+           2,678,925
  2,000,000    5.500%, 10/01/17 .......................................      Aaa/NR+           2,073,560
    650,000    5.000%, 10/01/22 .......................................      Aaa/AAA             677,534
  1,000,000    5.000%, 10/01/28 .......................................      Aaa/AAA           1,034,790
               Central Arizona Water Conservation District
                   Revenue Bonds
  2,600,000    5.500%, 11/01/09 .......................................      Aa2/AA-           2,701,140
  2,250,000    5.500%, 11/01/10 .......................................      Aa2/AA-           2,384,325
               Pima Co. Industrial Development Authority (Tucson
                   Electric), Revenue Bonds
    680,000    7.250%, 07/15/10 FSA Insured ...........................      Aaa/AAA             681,775
               Pinal Co. Electrical District No. 4
    500,000    6.000%, 12/01/38 .......................................      NR/BBB-             495,825
               Salt River Project Agricultural Improvement and
                   Power Revenue Bonds
  2,000,000    5.500%, 01/01/10 .......................................      Aa1/AA            2,082,380
  1,000,000    5.250%, 01/01/13 .......................................      Aa1/AA            1,070,040
  1,000,000    5.250%, 01/01/15 .......................................      Aa1/AA            1,065,610
  2,000,000    5.250%, 01/01/18 .......................................      Aa1/AA            2,108,240
  5,000,000    5.250%, 01/01/19 .......................................      Aa1/AA            5,262,200
  3,650,000    5.000%, 01/01/37 .......................................      Aa1/AA            3,695,479
    750,000    5.000%, 01/01/38 .......................................      Aa1/AA              760,755

                                                                              RATING
  PRINCIPAL                                                                  MOODY'S/
   AMOUNT      REVENUE BONDS (CONTINUED)                                       S&P              VALUE
------------   --------------------------------------------------------      --------       ------------
               UTILITY REVENUE BONDS (CONTINUED)
               Salt Verde Finance Corp. Gas Revenue
$ 4,000,000    5.000%, 12/01/37 .......................................       Aa3/AA-       $  3,486,160
                                                                                            ------------
               Total Utility Revenue Bonds                                                    42,591,290
                                                                                            ------------
               Total Revenue Bonds                                                           262,963,364
                                                                                            ------------
               Total Investments (cost $314,672,654 - note 4) .........       101.3%         318,537,958
               Other assets less liabilities ..........................        (1.3)          (4,096,742)
                                                                              -----         ------------
               Net Assets .............................................       100.0%        $314,441,216
                                                                              =====         ============

                                                                 Percent
      PORTFOLIO DISTRIBUTION BY QUALITY RATING (UNAUDITED)    OF PORTFOLIO(1)
      ----------------------------------------------------    ---------------
      Aaa of Moody's or AAA of S&P or Fitch ..............        19.8%
      Pre-refunded bonds(2) ..............................        27.2
      Aa of Moody's or AA of S&P or Fitch ................        28.2
      A of Moody's or S&P or Fitch .......................        11.0
      Baa of Moody's or BBB of S&P or Fitch ..............        11.8
      Not rated* .........................................         2.0
                                                                 -----
                                                                 100.0%
                                                                 =====

      1 Where applicable, calculated using the highest rating of the three rating services.
      2 Pre-refunded bonds are bonds for which U.S. Government Obligations have been placed in escrow to retire the bonds at their earliest call date.
      * Any security not rated (NR) by any of the approved rating services has been determined by the Manager to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.
      ** Illiquid security: Considered illiquid because of restrictions as to sale. The security represents 0.2% of net assets.

      FITCH RATINGS
      -------------
      +     AAA
      ++    AA
      +++   A
      ++++  BBB

                             PORTFOLIO ABBREVIATIONS
          -------------------------------------------------------------
          ACA   - American Capital Assurance Financial Guaranty Corp.
          AMBAC - American Municipal Bond Assurance Corp.
          AMT   - Alternative Minimum Tax
          ETM   - Escrowed to Maturity
          FGIC  - Financial Guaranty Insurance Co.
          FSA   - Financial Security Assurance
          GNMA  - Government National Mortgage Association
          MBIA  - Municipal Bond Investors Assurance
          NR    - Not Rated
          XLCA  - XL Capital Assurance

                See accompanying notes to financial statements.

                            TAX-FREE TRUST OF ARIZONA
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2008

ASSETS
      Investments at value (cost $314,672,654) .....................................................    $ 318,537,958
      Interest receivable ..........................................................................        5,505,992
      Receivable for Trust shares sold .............................................................          242,754
      Other assets .................................................................................           23,580
                                                                                                        -------------
      Total assets .................................................................................      324,310,284
                                                                                                        -------------
LIABILITIES
      Cash overdraft ...............................................................................        2,318,358
      Payable for investment securities purchased ..................................................        6,706,415
      Payable for Trust shares redeemed ............................................................          334,297
      Dividends payable ............................................................................          264,724
      Management fee payable .......................................................................          103,605
      Distribution and service fees payable ........................................................           42,379
      Accrued expenses .............................................................................           99,290
                                                                                                        -------------
      Total liabilities ............................................................................        9,869,068
                                                                                                        -------------
NET ASSETS .........................................................................................    $ 314,441,216
                                                                                                        =============
    Net Assets consist of:
    Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share ............    $     308,639
    Additional paid-in capital .....................................................................      310,152,649
    Net unrealized appreciation on investments (note 4) ............................................        3,865,304
    Accumulated net realized loss on investments ...................................................         (200,450)
    Undistributed net investment income ............................................................          315,074
                                                                                                        -------------
                                                                                                        $ 314,441,216
                                                                                                        =============
CLASS A
    Net Assets .....................................................................................    $ 300,838,953
                                                                                                        =============
    Capital shares outstanding .....................................................................       29,530,225
                                                                                                        =============
    Net asset value and redemption price per share .................................................    $       10.19
                                                                                                        =============
    Offering price per share (100/96 of $10.19 adjusted to nearest cent) ...........................    $       10.61
                                                                                                        =============
CLASS C
    Net Assets .....................................................................................    $   6,195,857
                                                                                                        =============
    Capital shares outstanding .....................................................................          608,192
                                                                                                        =============
    Net asset value and offering price per share ...................................................    $       10.19
                                                                                                        =============
    Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
        during the first 12 months after purchase) .................................................    $       10.19*
                                                                                                        =============
CLASS Y
    Net Assets .....................................................................................    $   7,406,406
                                                                                                        =============
    Capital shares outstanding .....................................................................          725,520
                                                                                                        =============
    Net asset value, offering and redemption price per share .......................................    $       10.21
                                                                                                        =============

                See accompanying notes to financial statements.

                            TAX-FREE TRUST OF ARIZONA
                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2008

INVESTMENT INCOME:

      Interest income .............................................................                   $   15,597,382

Expenses:

      Management fee (note 3) .....................................................   $ 1,281,078
      Distribution and service fees (note 3) ......................................       525,739
      Transfer and shareholder servicing agent fees ...............................       217,182
      Trustees' fees and expenses (note 8) ........................................       133,545
      Legal fees (note 3) .........................................................        72,494
      Shareholders' reports and proxy statements ..................................        53,090
      Registration fees and dues ..................................................        35,688
      Custodian fees (note 6) .....................................................        31,150
      Auditing and tax fees .......................................................        21,000
      Insurance ...................................................................        15,045
      Chief compliance officer (note 3) ...........................................         4,426
      Miscellaneous ...............................................................        60,505
                                                                                      -----------
      Total expenses ..............................................................     2,450,942

      Expenses paid indirectly (note 6) ...........................................       (32,546)
                                                                                      -----------
      Net expenses ................................................................                        2,418,396
                                                                                                      --------------
      Net investment income .......................................................                       13,178,986

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

      Net realized gain (loss) from securities transactions .......................          (304)
      Change in unrealized appreciation on investments ............................    (5,250,637)
                                                                                      -----------
      Net realized and unrealized gain (loss) on investments ......................                       (5,250,941)
                                                                                                      --------------
      Net change in net assets resulting from operations ..........................                   $    7,928,045
                                                                                                      ==============


                See accompanying notes to financial statements.

                            TAX-FREE TRUST OF ARIZONA
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEAR ENDED         YEAR ENDED
                                                                                                    JUNE 30, 2008     JUNE 30, 2007
                                                                                                    -------------     -------------
OPERATIONS:
    Net investment income ......................................................................    $  13,178,986     $  14,077,093
    Net realized gain (loss) from securities transactions ......................................             (304)        1,556,331
    Change in unrealized appreciation on investments ...........................................       (5,250,637)       (1,238,223)
                                                                                                    -------------     -------------
        Change in net assets resulting from operations .........................................        7,928,045        14,395,201
                                                                                                    -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 10):
    Class A Shares:
    Net investment income ......................................................................      (12,737,638)      (13,829,160)
    Net realized gain on investments ...........................................................       (1,228,524)       (1,662,405)

    Class C Shares:
    Net investment income ......................................................................         (202,992)         (217,015)
    Net realized gain on investments ...........................................................          (23,338)          (32,522)

    Class Y Shares:
    Net investment income ......................................................................         (214,114)         (100,092)
    Net realized gain on investments ...........................................................          (21,730)          (11,331)
                                                                                                    -------------     -------------
        Change in net assets from distributions ................................................      (14,428,336)      (15,852,525)
                                                                                                    -------------     -------------

CAPITAL SHARE TRANSACTIONS (NOTE 7):
    Proceeds from shares sold ..................................................................       26,108,642        18,821,846
    Reinvested dividends and distributions .....................................................        8,355,009         9,272,319
    Cost of shares redeemed ....................................................................      (41,420,653)      (62,181,748)
                                                                                                    -------------     -------------
        Change in net assets from capital share transactions ...................................       (6,957,002)      (34,087,583)
                                                                                                    -------------     -------------
        Change in net assets ...................................................................      (13,457,293)      (35,544,907)

NET ASSETS:
    Beginning of period ........................................................................      327,898,509       363,443,416
                                                                                                    -------------     -------------
    End of period* .............................................................................    $ 314,441,216     $ 327,898,509
                                                                                                    =============     =============

    *Includes undistributed net investment income of:                                               $     315,074     $     290,832
                                                                                                    =============     =============


                See accompanying notes to financial statements.

                            TAX-FREE TRUST OF ARIZONA
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2008

1. ORGANIZATION

      Tax-Free Trust of Arizona (the "Trust"), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business trust and commenced operations on March 13, 1986. The Trust is authorized to issue an unlimited number of shares and, since its inception to April 1, 1996, offered only one class of shares. On that date, the Trust began offering two additional classes of shares, Class C and Class Y Shares. All shares outstanding prior to that date were designated as Class A Shares and are sold with a front-payment sales charge and bear an annual distribution fee. Class C Shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro-rata portion of all Class A Shares after 6 years. The Class Y Shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y Shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On October 31, 1997, the Trust established Class I Shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If market quotations or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

      FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48") was adopted on December 31, 2007. Management has reviewed the tax positions for each of the open tax years (2004-2008) and has determined that the implementation of FIN 48 did not have a material impact on the Trust's financial statements.

d) MULTIPLE CLASS ALLOCATION: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

f) ACCOUNTING PRONOUNCEMENT: In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes adoption of SFAS 157 will have no material impact on the Trust's financial statements.

3. FEES AND RELATED PARTY TRANSACTIONS

a)    MANAGEMENT ARRANGEMENTS:

      Aquila Investment Management LLC (the "Manager"), a wholly-owned subsidiary of Aquila Management Corporation, the Trust's founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Trust. The Manager's services include providing the office of the Trust and all related services as well as managing relationships with all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40 of 1% on the Trust's net assets.

      Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Trust to comply with Rule 38a-1 of the Investment Company Act of 1940.

      Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Trust's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

      The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make distribution fee payments to broker-dealers or others ("Qualified
Recipients") selected by Aquila Distributors, Inc. ("the Distributor") including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust's shares or servicing of shareholder accounts. The Trust makes payment of this service fee at the annual rate of 0.15% of the Trust's average net assets represented by Class A Shares. For the year ended June 30, 2008, distribution fees on Class A Shares amounted to $463,614, of which the Distributor retained $24,115.

      Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust's Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust's average net assets represented by Class C Shares and for the year ended June 30, 2008 amounted to $46,594. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust's average net assets represented by Class C Shares and for the year ended June 30, 2008, amounted to $15,531. The total of these payments with respect to Class C Shares amounted to $62,125, of which the Distributor retained $14,037.

      Specific details about the Plans are more fully defined in the Trust's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust's shares. Through agreements between the Distributor and various brokerage and advisory firms ("intermediaries"), the Trust's shares are sold primarily through the facilities of these intermediaries having offices within Arizona, with the bulk of sales commissions inuring to such intermediaries. For the year ended June 30, 2008, total commissions on sales of Class A Shares amounted to $318,348, of which the Distributor received $56,226.

c) OTHER RELATED PARTY TRANSACTIONS

      For the year ended June 30, 2008, the Trust incurred $72,055 of legal fees allocable to Butzel Long PC, counsel to the Trust, for legal services in conjunction with the Trust's ongoing operations. The Secretary of the Trust is a shareholder of that firm.

4. PURCHASES AND SALES OF SECURITIES

      During the year ended June 30, 2008,  purchases of securities and proceeds
from  the  sales  of  securities   aggregated   $56,048,670   and   $61,280,027,
respectively.

      At June 30, 2008, the aggregate tax cost for all securities was $314,371,277. At June 30, 2008, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $9,061,315 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $4,894,634 for a net unrealized appreciation of $4,166,681.

5. PORTFOLIO ORIENTATION

      Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers' ability to meet their obligations. The Trust is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Arizona income taxes. The general policy of the Trust is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At June 30, 2008, the Trust had 0.7% of its net assets invested in one such municipal issue.

6. EXPENSES

      The Trust has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

7. CAPITAL SHARE TRANSACTIONS

      Transactions in Capital Shares of the Trust were as follows:

                                                                             Year Ended                        Year Ended
                                                                             June 30, 2008                    June 30, 2007
                                                                    -----------------------------     -----------------------------
                                                                        Shares          Amount           Shares           Amount
                                                                    ------------     ------------     ------------     ------------
CLASS A SHARES:
    Proceeds from shares sold ..................................       1,845,320     $ 19,151,082        1,556,506     $ 16,451,232
    Reinvested distributions ...................................         782,579        8,107,378          855,577        9,047,047
    Cost of shares redeemed ....................................      (3,728,768)     (38,679,698)      (5,693,886)     (60,147,329)
                                                                    ------------     ------------     ------------     ------------
    Net change .................................................      (1,100,869)     (11,421,238)      (3,281,803)     (34,649,050)
                                                                    ------------     ------------     ------------     ------------

CLASS C SHARES:
    Proceeds from shares sold ..................................         178,855        1,845,517          122,154        1,295,636
    Reinvested distributions ...................................          12,652          131,062           15,244          161,179
    Cost of shares redeemed ....................................        (215,493)      (2,234,067)        (160,061)      (1,686,704)
                                                                    ------------     ------------     ------------     ------------
    Net change .................................................         (23,986)        (257,488)         (22,663)        (229,889)
                                                                    ------------     ------------     ------------     ------------

CLASS Y SHARES:
    Proceeds from shares sold ..................................         491,535        5,112,043          101,343        1,074,978
    Reinvested distributions ...................................          11,247          116,569            6,052           64,093
    Cost of shares redeemed ....................................         (48,438)        (506,888)         (32,802)        (347,715)
                                                                    ------------     ------------     ------------     ------------
    Net change .................................................         454,344        4,721,724           74,593          791,356
                                                                    ------------     ------------     ------------     ------------
TOTAL TRANSACTIONS IN TRUST
    shares .....................................................        (670,511)    $ (6,957,002)      (3,229,873)    $(34,087,583)
                                                                    ============     ============     ============     ============

8. TRUSTEES' FEES AND EXPENSES

      At June 30, 2008 there were 6 Trustees, one of which is affiliated with the Manager and is not paid any fees. The total amount of Trustees' service and attendance fees paid during the year ended June 30, 2008 was $105,500, to cover carrying out their responsibilities and attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting. When additional meetings (Audit, Nominating, Shareholder and special meetings) are held the meeting fees are paid to those Trustees in attendance. Trustees are reimbursed for their expenses such as travel, accommodations, and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting and Outreach Meetings of Shareholders. For the year ended June 30, 2008, such meeting-related expenses amounted to $28,045.

9. SECURITIES TRADED ON A WHEN-ISSUED BASIS

      The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. INCOME TAX INFORMATION AND DISTRIBUTIONS

      The Trust declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option.

      The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

      Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on the net assets or net assets per share. For the year ended June 30, 2008 the Trust decreased accumulated net realized loss on investments by $52,058 and decreased additional paid-in capital by $52,058 due to book tax differences. As of June 30, 2008 there were post-October capital loss deferrals of $200,450 which will be recognized in the following year.

The tax character of distributions:

                                                 Year Ended June 30,
                                                 2008           2007
                                             -----------    -----------
      Net tax-exempt income                  $13,145,835    $14,146,196
      Ordinary income                              8,909             71
      Long-term capital gain                   1,273,592      1,706,258
                                             -----------    -----------
                                             $14,428,336    $15,852,525
                                             ===========    ===========

      As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

      Undistributed tax-exempt income        $   278,421
      Unrealized appreciation                  4,166,681
      Other temporary differences               (465,174)
                                             -----------
                                             $ 3,979,928
                                             ===========

      At June 30, 2008, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the treatment of accretion of discounts and amortization of premiums. The difference between book basis and tax basis undistributed income is due to the timing of distributions.

11. RECENT DEVELOPMENTS

a) THE DAVIS CASE: In May, 2007, the U. S. Supreme Court agreed to hear an appeal in DEPARTMENT OF REVENUE OF KENTUCKY V. DAVIS, a case concerning the constitutionality of differential tax treatment for interest from in-state vs. out-of-state municipal securities, a practice which is common among the majority of the states. On May 19, 2008, the U. S. Supreme Court upheld the right of states to tax interest on out-of-state municipal bonds while exempting their own state's bond interest from taxation. The U. S. Supreme Court said differential tax treatment for interest from in-state vs. out-of-state municipal securities does not discriminate against interstate commerce, but rather promotes the financing of essential governmental services.

b) INSURERS: Over the past few months, municipal bond insurance companies have been under review by the three major rating agencies: Standard & Poor's, Moody's and Fitch. The ratings of some of the insurance companies have now either been downgraded and/or have a negative outlook. The financial markets continue to assess the severity of the losses caused by the subprime credit crisis and its impact on municipal bond insurance companies and the prices of insured municipal bonds.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                               Class A
                                                                    -------------------------------------------------------------
                                                                                         Year Ended June 30,
                                                                    -------------------------------------------------------------
                                                                      2008          2007         2006         2005         2004
                                                                    --------      --------     --------     --------     --------
Net asset value, beginning of period ...........................    $  10.40      $  10.45     $  10.92     $  10.64     $  11.08
                                                                    --------      --------     --------     --------     --------
Income from investment operations:
    Net investment income ......................................        0.43++        0.43+        0.42+        0.43+        0.44+
    Net gain (loss) on securities (both realized and unrealized)       (0.17)           --        (0.40)        0.28        (0.44)
                                                                    --------      --------     --------     --------     --------
    Total from investment operations ...........................        0.26          0.43         0.02         0.71         0.00
                                                                    --------      --------     --------     --------     --------
Less distributions (note 10):
    Dividends from net investment income .......................       (0.43)        (0.43)       (0.42)       (0.43)       (0.44)
    Distributions from capital gains ...........................       (0.04)        (0.05)       (0.07)          -*           --
                                                                    --------      --------     --------     --------     --------
    Total distributions ........................................       (0.47)        (0.48)       (0.49)       (0.43)       (0.44)
                                                                    --------      --------     --------     --------     --------
Net asset value, end of period .................................    $  10.19      $  10.40     $  10.45     $  10.92     $  10.64
                                                                    ========      ========     ========     ========     ========
Total return (not reflecting sales charge) .....................        2.52%         4.11%        0.22%        6.79%       (0.04)%

Ratios/supplemental data
    Net assets, end of period (in thousands) ...................    $300,839      $318,499     $354,538     $396,840     $413,915
    Ratio of expenses to average net assets ....................        0.75%         0.75%        0.76%        0.74%        0.70%
    Ratio of net investment income to average net assets .......        4.13%         4.00%        3.96%        3.95%        4.03%
    Portfolio turnover rate ....................................       17.72%        13.63%       19.34%       19.54%       15.08%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets ....................        0.74%         0.74%        0.75%        0.73%        0.70%

----------
+ Per share amounts have been calculated using the monthly average shares method.
++ Per share amounts have been calculated using the daily average shares method.
*     Amount represents less than $0.01.

Note: On August 1, 2004, Aquila Investment Management LLC assumed full investment management responsibilities, replacing Banc One Investment Advisors Corporation, the Trust's Investment Sub-Adviser.

                 See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                         Class C
                                                        --------------------------------------------------------------------------
                                                                                    Year Ended June 30,
                                                           2008            2007            2006            2005            2004
                                                        --------------------------------------------------------------------------
Net asset value, beginning of period ...............    $    10.40      $    10.45      $    10.92      $    10.64      $    11.08
                                                        ----------      ----------      ----------      ----------      ----------
Income from investment operations
    Net investment income ..........................          0.34++          0.34+           0.33+           0.34+           0.34+
    Net gain (loss) on securities (both realized
       and unrealized) .............................         (0.17)             --           (0.40)           0.28           (0.44)
                                                        ----------      ----------      ----------      ----------      ----------
    Total from investment operations ...............          0.17            0.34           (0.07)           0.62           (0.10)
                                                        ----------      ----------      ----------      ----------      ----------
Less distributions (note 10):
    Dividends from net investment income ...........         (0.34)          (0.34)          (0.33)          (0.34)          (0.34)
    Distributions from capital gains ...............         (0.04)          (0.05)          (0.07)             -*              --
                                                        ----------      ----------      ----------      ----------      ----------
    Total distributions ............................         (0.38)          (0.39)          (0.40)          (0.34)          (0.34)
                                                        ----------      ----------      ----------      ----------      ----------
Net asset value, end of period .....................    $    10.19      $    10.40      $    10.45      $    10.92      $    10.64
                                                        ==========      ==========      ==========      ==========      ==========
Total return (not reflecting sales charge) .........          1.65%           3.23%          (0.63)%          5.89%          (0.89)%

Ratios/supplemental data
    Net assets, end of period (in thousands) .......    $    6,196      $    6,573      $    6,846      $   10,441      $   11,325
    Ratio of expenses to average net assets ........          1.62%           1.60%           1.61%           1.59%           1.55%
    Ratio of net investment income to average
       net assets ..................................          3.26%           3.15%           3.11%           3.10%           3.17%
    Portfolio turnover rate ........................         17.72%          13.63%          19.34%          19.54%          15.08%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets ........          1.59%           1.59%           1.61%           1.58%           1.55%

                                                                                         Class Y
                                                        --------------------------------------------------------------------------
                                                                                   Year Ended June 30,
                                                           2008            2007            2006            2005            2004
                                                        --------------------------------------------------------------------------
Net asset value, beginning of period ...............    $    10.42      $    10.48      $    10.95      $    10.67      $    11.11
                                                        ----------      ----------      ----------      ----------      ----------
Income from investment operations
    Net investment income ..........................          0.44+           0.44+           0.44+           0.45+           0.45+
    Net gain (loss) on securities (both realized
       and unrealized) .............................         (0.17)          (0.01)          (0.40)           0.28           (0.44)
                                                        ----------      ----------      ----------      ----------      ----------
    Total from investment operations ...............          0.27            0.43            0.04            0.73            0.01
                                                        ----------      ----------      ----------      ----------      ----------
Less distributions (note 10):
    Dividends from net investment income ...........         (0.44)          (0.44)          (0.44)          (0.45)          (0.45)
    Distributions from capital gains ...............         (0.04)          (0.05)          (0.07)             --*             --
                                                        ----------      ----------      ----------      ----------      ----------
    Total distributions ............................         (0.48)          (0.49)          (0.51)          (0.45)          (0.45)
                                                        ----------      ----------      ----------      ----------      ----------
Net asset value, end of period .....................    $    10.21      $    10.42      $    10.48      $    10.95      $    10.67
                                                        ==========      ==========      ==========      ==========      ==========
Total return (not reflecting sales charge) .........          2.68%           4.16%           0.38%           6.95%           0.12%

Ratios/supplemental data
    Net assets, end of period (in thousands) .......    $    7,406      $    2,826      $    2,060      $    1,787      $    1,640
    Ratio of expenses to average net assets ........          0.60%           0.60%           0.61%           0.59%           0.56%
    Ratio of net investment income to average
       net assets ..................................          4.24%           4.14%           4.11%           4.10%           4.19%
    Portfolio turnover rate ........................         17.72%          13.63%          19.34%          19.54%          15.08%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets ........          0.59%           0.59%           0.60%           0.58%           0.55%


----------
+ Per share amounts have been calculated using the monthly average shares method.
++ Per share amounts have been calculated using the daily average shares method.
*     Amount represents less than $0.01.

Note: On August 1, 2004, Aquila Investment Management LLC assumed full investment management responsibilities, replacing Banc One Investment Advisors Corporation, the Trust's Investment Sub-Adviser.

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES AND OFFICERS(1)

                                                                                         NUMBER OF
                       POSITIONS                                                         PORTFOLIOS    OTHER DIRECTORSHIPS
                       HELD WITH                                                          IN FUND      HELD BY TRUSTEE
NAME,                  TRUST AND              PRINCIPAL                                   COMPLEX      (THE POSITION HELD IS
ADDRESS(2)             LENGTH OF              OCCUPATION(S)                               OVERSEEN     A DIRECTORSHIP UNLESS
AND DATE OF BIRTH      SERVICE(3)             DURING PAST 5 YEARS                        BY TRUSTEE    INDICATED OTHERWISE.)
-----------------      ----------             -------------------                        ----------    ---------------------
INTERESTED TRUSTEE(4)


Diana P. Herrmann      Trustee since 1994     Vice Chair and Chief Executive Officer         12        ICI Mutual Insurance
New York, NY           and President since    of Aquila Management Corporation,                        Company
(02/25/58)             1998                   Founder of the Aquila Group of Funds(5)
                                              and parent of Aquila Investment
                                              Management LLC, Manager since 2004,
                                              President since 1997, Chief Operating
                                              Officer, 1997-2008, a Director since
                                              1984, Secretary since 1986 and
                                              previously its Executive Vice President,
                                              Senior Vice President or Vice President,
                                              1986-1997; Chief Executive Officer and
                                              Vice Chair since 2004, President and
                                              Manager of the Manager since 2003, and
                                              Chief Operating Officer of the Manager,
                                              2003-2008; Chair, Vice Chair, President,
                                              Executive Vice President or Senior Vice
                                              President of funds in the Aquila Group
                                              of Funds since 1986; Director of the
                                              Distributor since 1997; trustee, Reserve
                                              Money-Market Funds, 1999-2000 and
                                              Reserve Private Equity Series,
                                              1998-2000; Governor, Investment Company
                                              Institute (a trade organization for the
                                              U.S. mutual fund industry dedicated to
                                              protecting shareholder interests and
                                              educating the public about investing)
                                              and head of its Small Funds Committee
                                              since 2004; active in charitable and
                                              volunteer organizations.

NON-INTERESTED TRUSTEES

Anne J. Mills          Chair of the Board     President, Loring Consulting Company            4        None
Scottsdale, AZ         of Trustees since      since 2001; Vice President for Business
                       2005 and Trustee       Management and CFO, Ottawa University,
                       since 1986             since 2006, Vice President for Business
                                              Affairs, 1992-2001; IBM Corporation,
                                              1965-1991; currently active with various
                                              charitable, educational and religious
                                              organizations.

                                                                                         NUMBER OF
                       POSITIONS                                                         PORTFOLIOS    OTHER DIRECTORSHIPS
                       HELD WITH                                                          IN FUND      HELD BY TRUSTEE
NAME,                  TRUST AND              PRINCIPAL                                   COMPLEX      (THE POSITION HELD IS
ADDRESS(2)             LENGTH OF              OCCUPATION(S)                               OVERSEEN     A DIRECTORSHIP UNLESS
AND DATE OF BIRTH      SERVICE(3)             DURING PAST 5 YEARS                        BY TRUSTEE    INDICATED OTHERWISE.)
-----------------      ----------             -------------------                        ----------    ---------------------
Ernest Calderon        Trustee since 2004     Founder, Calderon Law Offices, since            1        None
Phoenix, AZ                                   2004; Equity Partner, Jennings, Strouss
(10/24/57)                                    & Salmon, PLC, 1993-2004; member,
                                              Arizona Board of Regents since 2003 and
                                              member of the Governor's P-20 Education
                                              Council; Past President, Grand Canyon
                                              Council of Boy Scouts of America;
                                              Immediate Past President, State Bar of
                                              Arizona, 2003-2004; member, American Law
                                              Institute.

Thomas W. Courtney     Trustee since 1986     President, Courtney Associates, Inc., a         5        Chairman of the Board of
Sewickley, PA                                 venture capital firm, since 1988.                        Oppenheimer Quest Value
(08/17/33)                                                                                             Funds Group, Oppenheimer
                                                                                                       Small Cap Value Fund,
                                                                                                       Oppenheimer Midcap Fund,
                                                                                                       and Oppenheimer Rochester
                                                                                                       Group of Funds; Chairman
                                                                                                       of the Board of Premier
                                                                                                       VIT.

Grady Gammage, Jr.     Trustee since 2001     Founding partner, Gammage & Burnham,            2        None
Phoenix, AZ                                   PLC, a law firm, Phoenix, Arizona, since
(10/01/51)                                    1983; director, Central Arizona Water
                                              Conservation District, 1992-2004;
                                              director, Arizona State University
                                              Foundation since 1998; Maricopa
                                              Partnership for Arts & Culture; Public
                                              Architecture; Arizona Historical
                                              Foundation.

John C. Lucking        Trustee since 1994     President, Econ-Linc, an economic               3        None
Phoenix, AZ                                   consulting firm, since 1995; formerly
(05/20/43)                                    Consulting Economist, Bank One Arizona
                                              and Chief Economist, Valley National
                                              Bank; member, Arizona's Joint
                                              Legislative Budget Committee Economic
                                              Advisory Panel and the Western Blue Chip
                                              Economic Forecast Panel; Board, Northern
                                              Arizona University Foundation since
                                              1997; member, various historical, civic
                                              and economic associations.


                                                                                         NUMBER OF
                       POSITIONS                                                         PORTFOLIOS    OTHER DIRECTORSHIPS
                       HELD WITH                                                          IN FUND      HELD BY TRUSTEE
NAME,                  TRUST AND              PRINCIPAL                                   COMPLEX      (THE POSITION HELD IS
ADDRESS(2)             LENGTH OF              OCCUPATION(S)                               OVERSEEN     A DIRECTORSHIP UNLESS
AND DATE OF BIRTH      SERVICE(3)             DURING PAST 5 YEARS                        BY TRUSTEE    INDICATED OTHERWISE.)
-----------------      ----------             -------------------                        ----------    ---------------------
OTHER INDIVIDUALS

CHAIRMAN EMERITUS(6)

Lacy B. Herrmann       Founder and Chairman   Founder and Chairman of the Board,             N/A       N/A
New York, NY           Emeritus since 2005;   Aquila Management Corporation, the
(05/12/29)             Chairman of the        sponsoring organization and parent of
                       Board of Trustees      the Manager or Administrator and/or
                       1985-2005              Adviser or Sub-Adviser to each fund of
                                              the Aquila Group of Funds; Chairman of
                                              the Manager or Administrator and/or
                                              Adviser or Sub-Adviser to each since
                                              2004; Founder and Chairman Emeritus of
                                              each fund in the Aquila Group of Funds;
                                              previously Chairman and a Trustee of
                                              each fund in the Aquila Group of Funds
                                              since its establishment until 2004 or
                                              2005; Director of the Distributor since
                                              1981 and formerly Vice President or
                                              Secretary, 1981-1998; Trustee Emeritus,
                                              Brown University and the Hopkins School;
                                              active in university, school and
                                              charitable organizations.


OFFICERS

Charles E.             Executive Vice         Executive Vice President of all funds in       N/A       N/A
Childs, III            President since 2003   the Aquila Group of Funds and the
New York, NY                                  Manager and the Manager's parent since
(04/01/57)                                    2003; Executive Vice President and Chief
                                              Operating Officer of the Manager's
                                              parent since 2008; formerly Senior Vice
                                              President, corporate development, Vice
                                              President, Assistant Vice President and
                                              Associate of the Manager's parent since
                                              1987; Senior Vice President, Vice
                                              President or Assistant Vice President of
                                              the Aquila Money-Market Funds,
                                              1988-2003.

Todd W. Curtis         Senior Vice            Senior Vice President and Portfolio            N/A       N/A
Phoenix, AZ            President since 2004   Manager, Tax-Free Trust of Arizona,
(06/08/49)                                    since August 2004; Vice President and
                                              backup portfolio manager, Churchill
                                              Tax-Free Fund of Kentucky, since 2004;
                                              Vice President and Portfolio Manager,
                                              Banc One Investment Advisors, Inc. and
                                              its predecessors, 1981-2004.

                                                                                         NUMBER OF
                       POSITIONS                                                         PORTFOLIOS    OTHER DIRECTORSHIPS
                       HELD WITH                                                          IN FUND      HELD BY TRUSTEE
NAME,                  TRUST AND              PRINCIPAL                                   COMPLEX      (THE POSITION HELD IS
ADDRESS(2)             LENGTH OF              OCCUPATION(S)                               OVERSEEN     A DIRECTORSHIP UNLESS
AND DATE OF BIRTH      SERVICE(3)             DURING PAST 5 YEARS                        BY TRUSTEE    INDICATED OTHERWISE.)
-----------------      ----------             -------------------                        ----------    ---------------------
Jerry G. McGrew        Senior Vice            President of the Distributor since 1998,       N/A       N/A
New York, NY           President since 2001   Registered Principal since 1993, Senior
(06/18/44)                                    Vice President, 1997-1998 and Vice
                                              President, 1993-1997; Senior Vice
                                              President, Aquila Three Peaks High
                                              Income Fund, Aquila Rocky Mountain
                                              Equity Fund and five Aquila Municipal
                                              Bond Funds; Vice President, Churchill
                                              Cash Reserves Trust, 1995-2001.

Alan R. Stockman       Senior Vice            Senior Vice President, Tax-Free Trust of       N/A       N/A
Scottsdale, AZ         President since 2001   Arizona since 2001, Vice President,
(07/31/54)             and Vice President     1999-2001; Vice President, Aquila Rocky
                       1999-2001              Mountain Equity Fund since 1999; Bank
                                              One, Commercial Client Services
                                              representative, 1997-1999; Trader and
                                              Financial Consultant, National Bank of
                                              Arizona (Zions Investment Securities
                                              Inc.), Phoenix, Arizona 1996-1997.

Kimball L. Young       Senior Vice            Co-portfolio manager, Tax-Free Fund For        N/A       N/A
Salt Lake City, UT     President since 1999   Utah since 2001; Co-founder, Lewis Young
(08/07/46)                                    Robertson & Burningham, Inc., a NASD
                                              licensed broker/dealer providing public
                                              finance services to Utah local
                                              governments, 1995-2001; Senior Vice
                                              President of two Aquila Bond Funds and
                                              Aquila Rocky Mountain Equity Fund;
                                              formerly Senior Vice President-Public
                                              Finance, Kemper Securities Inc., Salt
                                              Lake City, Utah.

Thomas S. Albright     Vice President since   Senior Vice President and Portfolio            N/A       N/A
Louisville, KY         2004                   Manager, Churchill Tax-Free Fund of
(07/26/52)                                    Kentucky since July 2000; Senior Vice
                                              President, Tax-Free Fund For Utah since
                                              2003, Vice President, 2001-2003 and
                                              co-portfolio manager since 2001; Vice
                                              President and backup portfolio manager,
                                              Tax-Free Trust of Arizona, since 2004;
                                              Vice President and Portfolio Manager,
                                              Banc One Investment Advisors, Inc.,
                                              1994-2000.

Marie E. Aro           Vice President since   Senior Vice President, Aquila Rocky            N/A       N/A
Denver, CO             2004                   Mountain Equity Fund, and Vice
(02/10/55)                                    President, Tax-Free Trust of Arizona,
                                              since 2004; Senior Vice President,
                                              Aquila Three Peaks High Income Fund,
                                              since 2006; Vice President, INVESCO
                                              Funds Group, 1998-2003; Vice President,
                                              Aquila Distributors, Inc., 1993-1997.

                                                                                         NUMBER OF
                       POSITIONS                                                         PORTFOLIOS    OTHER DIRECTORSHIPS
                       HELD WITH                                                          IN FUND      HELD BY TRUSTEE
NAME,                  TRUST AND              PRINCIPAL                                   COMPLEX      (THE POSITION HELD IS
ADDRESS(2)             LENGTH OF              OCCUPATION(S)                               OVERSEEN     A DIRECTORSHIP UNLESS
AND DATE OF BIRTH      SERVICE(3)             DURING PAST 5 YEARS                        BY TRUSTEE    INDICATED OTHERWISE.)
-----------------      ----------             -------------------                        ----------    ---------------------
Robert W. Anderson     Chief Compliance       Chief Compliance Officer of the Trust          N/A       N/A
New York, NY           Officer since 2004     and each of the other funds in the
(08/23/40)             and Assistant          Aquila Group of Funds, the Manager and
                       Secretary since 2000   the Distributor since 2004, Compliance
                                              Officer of the Manager or its
                                              predecessor and current parent
                                              1998-2004; Assistant Secretary of the
                                              Aquila Group of Funds since 2000.

Joseph P. DiMaggio     Chief Financial        Chief Financial Officer of the Aquila          N/A       N/A
New York, NY           Officer since 2003     Group of Funds since 2003 and
(11/06/56)             and Treasurer since    Treasurer since 2000.
                       2000

Edward M. W. Hines     Secretary since 1985   Shareholder of Butzel Long, a                  N/A       N/A
New York, NY                                  professional corporation, counsel to the
(12/16/39)                                    Trust, since 2007; Partner of Hollyer
                                              Brady Barrett & Hines LLP, its
                                              predecessor as counsel, 1989-2007;
                                              Secretary of the Aquila Group of
                                              Funds.

John M. Herndon        Assistant Secretary    Assistant Secretary of the Aquila Group        N/A       N/A
New York, NY           since 1995             of Funds since 1995 and Vice President
(12/17/39)                                    of the three Aquila Money-Market Funds
                                              since 1990; Vice President of the
                                              Manager or its predecessor and current
                                              parent since 1990.

Lori A. Vindigni       Assistant Treasurer    Assistant Treasurer of the Aquila Group        N/A       N/A
New York, NY           since 2000             of Funds since 2000; Assistant Vice
(11/02/66)                                    President of the Manager or its
                                              predecessor and current parent since
                                              1998; Fund Accountant for the Aquila
                                              Group of Funds, 1995-1998.


----------
(1) The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC's internet site at www.sec.gov.
(2) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Arizona, 380 Madison Avenue, New York, NY 10017.
(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.
(4) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Trust.
(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Funds."
(6) The Chairman Emeritus may attend Board meetings but has no voting power.

--------------------------------------------------------------------------------

ANALYSIS OF EXPENSES (UNAUDITED)

      As a shareholder of the Trust, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges ("CDSC") with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

      The table below is based on an investment of $1,000 invested on January 1, 2008 and held for the six months ended June 30, 2008.

ACTUAL EXPENSES

      This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

SIX MONTHS ENDED JUNE 30, 2008

                    ACTUAL
                  TOTAL RETURN        BEGINNING       ENDING        EXPENSES
                    WITHOUT            ACCOUNT        ACCOUNT      PAID DURING
                SALES CHARGES(1)        VALUE          VALUE       THE PERIOD(2)
--------------------------------------------------------------------------------
Class A               0.13%        $   1,000.00    $   1,001.30     $   3.68
--------------------------------------------------------------------------------
Class C              (0.30)%       $   1,000.00    $     997.00     $   7.89
--------------------------------------------------------------------------------
Class Y               0.21%        $   1,000.00    $   1,002.10     $   2.94
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS C SHARES. TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
(2) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 0.74%, 1.59% AND 0.59% FOR THE TRUST'S CLASS A, C AND Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Trust's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Trust and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Trust with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

SIX MONTHS ENDED JUNE 30, 2008

                     HYPOTHETICAL
                      ANNUALIZED       BEGINNING       ENDING        EXPENSES
                         TOTAL          ACCOUNT        ACCOUNT     PAID DURING
                        RETURN           VALUE          VALUE      THE PERIOD(1)
--------------------------------------------------------------------------------
Class A                 5.00%       $   1,000.00   $   1,021.18      $   3.72
--------------------------------------------------------------------------------
Class C                 5.00%       $   1,000.00   $   1,016.96      $   7.97
--------------------------------------------------------------------------------
Class Y                 5.00%       $   1,000.00   $   1,021.93      $   2.97
--------------------------------------------------------------------------------

(1) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 0.74%, 1.59% AND 0.59% FOR THE TRUST'S CLASS A, C AND Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INFORMATION AVAILABLE (UNAUDITED)

      Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent the entire list of portfolio securities of your Trust twice a year in the semi-annual and annual reports you receive. Additionally, we prepare, and have available, portfolio listings at the end of each quarter. Whenever you may be interested in seeing a listing of your Trust's portfolio other than in your shareholder reports, please check our website (www.aquilafunds.com) or call us at 1-800-437-1020.

      The Trust additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROXY VOTING RECORD (UNAUDITED)

      The Trust does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2008 with respect to which the Trust was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

      This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

      For the fiscal year ended June 30, 2008, $13,145,835 of dividends paid by Tax-Free Trust of Arizona, constituting 91.1% of total dividends paid during fiscal year 2008, were exempt-interest dividends; $8,909 of dividends paid by the Trust constituting 0.07% were ordinary dividend income; $1,273,592 of dividends paid by the Trust constituting 8.83% of total dividends paid during the fiscal year were capital gain distributions.

      Prior to January 31, 2008, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2007 CALENDAR YEAR.

      Prior to January 31, 2009, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2008 CALENDAR YEAR.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED)

RENEWAL OF THE ADVISORY AND ADMINISTRATION AGREEMENT

      Renewal until April 30, 2009 of the Advisory and Administration Agreement (the "Advisory Agreement") between the Trust and the Manager was approved by the Board of Trustees and the independent Trustees in February, 2008. At a meeting called and held for that purpose at which a majority of the independent Trustees were present in person, the following materials were considered:

      o     A copy of the agreement to be renewed;

      o     A term sheet describing the material terms of the agreement;

      o The Annual Report of the Trust for the year ended June 30, 2007 and the semi-annual report of the Trust for the six months ended December 31, 2007;

      o A report, prepared by the Manager and provided to the Trustees in advance of the meeting for the Trustees' review, containing data about the performance of the Trust, data about its fees, expenses and purchases and redemptions of capital stock together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Manager; and

      o Quarterly materials reviewed at prior meetings on the Trust's performance, operations, portfolio and compliance.

      The Trustees reviewed materials relevant to, and considered, the following factors:

THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE MANAGER.

      The Manager has employed Mr. Todd Curtis as portfolio manager for the Trust and has established facilities for credit analysis of the Trust's portfolio securities. Mr. Curtis, based in Phoenix, has provided local information regarding specific holdings in the Trust's portfolio, a particular advantage as to holdings with less than the highest ratings from the rating agencies. The portfolio manager has also been available to and has met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Trust's portfolio, with which to assess the Trust as an investment vehicle for residents of Arizona in light of prevailing interest rates and local economic conditions.

      The Board considered that the Manager had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Trust, given that its purpose is to provide shareholders with as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.

      The Manager has additionally provided all administrative services to the Trust. The Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Trust's shareholder servicing agent and custodian. The Board considered that the Manager had established and maintained a strong culture of ethical conduct and regulatory compliance.

      The Board concluded that the services provided were appropriate and satisfactory and that the Trust would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the Advisory Agreement.

THE INVESTMENT PERFORMANCE OF THE TRUST AND THE MANAGER.

      The Board reviewed each aspect of the Trust's performance and compared its performance with that of its local competitors, with national averages and benchmark index. It was noted that the materials provided by the Manager indicated that compared to the five largest competitive Arizona funds, the Trust had investment performance that was higher than all but one of its peers for the one-year period while generally lower than its peers for five- and ten-year periods, with rates of return explained in part by the Trust's generally higher-quality portfolio and generally shorter average maturities. Furthermore, the Trustees noted that the Trust's net asset value generally fluctuated modestly compared to the local competitors. The Board considered these results to be consistent with the purposes of the Trust.

      The Board concluded that the performance of the Trust, in light of market conditions, was satisfactory. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE MANAGER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE TRUST.

      The information provided in connection with renewal contained expense data for the Trust and its local competitors as well as data for all single-state tax-free municipal bond funds nationwide, including data for all such front-end sales charge funds of a comparable asset size. The materials also showed the profitability to the Manager of its services to the Trust.

      The Board compared the expense and fee data with respect to the Trust to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Trust and the fees paid were similar to and were reasonable as compared to those being paid by single-state tax-free municipal bond funds nationwide, and by the Trust's similar-sized local competitors.

      The Board further concluded that profitability to the Manager and the Distributor did not argue against approval of the fees to be paid under the Advisory Agreement.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE TRUST GROWS.

      Data provided to the Trustees showed that the Trust's asset size had been declining in recent years. They concluded that the recent increases in prevailing interest rates and the possibility of further increases might make it difficult to achieve substantial growth in assets in the near future. The Trustees also noted that the materials indicated that the Trust's fees are already generally lower than those of its peers, including those with breakpoints. Evaluation of this factor indicated to the Board that the Advisory Agreement should be renewed without addition of breakpoints at this time.

BENEFITS DERIVED OR TO BE DERIVED BY THE MANAGER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE TRUST.

      The Board observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Trust, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the

Trust at favorable levels of quality and cost which are more advantageous to the Trust than would otherwise have been possible.

CONSIDERATION OF NEW ADVISORY AND ADMINISTRATION AGREEMENT IN CONNECTION WITH PROPOSED CHANGES IN OWNERSHIP OF THE PARENT COMPANY OF THE MANAGER

BASIS FOR THE TRUSTEES' APPROVAL OF THE NEW ADVISORY AGREEMENT

      The New Advisory Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, at an in-person meeting on May 30, 2008 called and held for the purpose. In considering these actions, the Trustees noted that in connection with their annual review of the Trust's advisory arrangements (the "Annual Review"), on March 1, 2008, they had approved the Current Advisory Agreement (which is substantially identical to the New Advisory Agreement) for another one-year term commencing on May 1, 2008. In connection with the Annual Review, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Trust's advisory agreement as in effect from year to year. In approving the New Advisory Agreement, the Trustees considered the information provided and the factors considered in connection with the Annual Review as well as such new information (for example, information about the Transaction) as they considered appropriate. In considering the Advisory Agreements, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their review of the New Advisory Agreement included the following:

THE TRANSACTION AND THE IMPLICATIONS FOR THE TRUST

      In evaluating the Transaction, the Trustees considered a wide range of information, including ensuring, to the maximum extent possible, ongoing and future continuity of management of the Trust.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED BY THE MANAGER

      The Manager has provided local management of the Trust's portfolio. The Trustees noted that the Manager employed Mr. Todd W. Curtis as portfolio manager for the Trust and had provided facilities for credit analysis of the Trust's portfolio securities. Mr. Curtis, based in Phoenix, Arizona has provided local information regarding specific holdings in the Trust's portfolio. The portfolio manager has also been available to and has met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Trust's portfolio, with which to assess the Trust as an investment vehicle for residents of Arizona in light of prevailing interest rates and local economic conditions. In addition, he has been present at all regular meetings of the Board and Shareholders.

      The Board considered that the Manager had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Trust, given that its purpose is to provide shareholders with as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital. The Manager has additionally provided all administrative services to the Trust. The Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Trust's shareholder servicing agent and custodian. The Board considered that the Manager had established and maintained a strong culture of ethical conduct and regulatory compliance.

      The Trustees also considered representations by the Manager that the persons at the Manager involved in providing those services would not change as a result of the Transaction. The Board concluded that the services provided were appropriate and satisfactory and that the Trust would be well served if they continued. Evaluation of this factor weighed in favor of approval of the New Advisory Agreement.

THE INVESTMENT PERFORMANCE OF THE TRUST AND THE MANAGER

      The Board reviewed each aspect of the Trust's performance and compared its performance with that of its local competitors, with national averages and with the benchmark index. It was noted that the materials provided by the Manager indicated that compared to the five largest competitive Arizona funds, the Trust had investment performance that is higher than all but one of its peers for the year-to-date and one-year period while generally lower than its peers for five- and ten-year periods, with lower investment performance explained by the Trust's generally higher-quality portfolio and generally shorter average maturities. The Board considered these results to be consistent with the purposes of the Trust. The Trust considers its local competitors to be Arizona oriented funds that invest chiefly in high-quality Arizona municipal obligations.

      The Board concluded that the performance of the Trust, in light of market conditions, the length of its average maturities, its investment objectives and its long-standing emphasis on minimizing risk. Evaluation of this factor indicated to the Trustees that approval of the New Advisory Agreement would be appropriate.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE MANAGER FROM ITS RELATIONSHIP WITH THE TRUST

      The information provided contained expense data for the Trust and its local competitors as well as data for single-state funds of comparable asset size and all single-state tax-free municipal bond funds nationwide. The Board compared the expense and fee data with respect to the Trust to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Trust and the fees paid were similar to and were reasonable as compared to single-state tax-free municipal bond funds nationwide, and by the Trust's similar-sized local competitors.

      The Trustees noted that in connection with the Annual Review they had concluded that the costs of the services to be provided supported the renewal of the Current Advisory Agreement, and that the Transaction will not result in any change to the advisory fees paid by the Trust or the Trust's total expense ratio.

      The materials in connection with the Annual Review had shown the profitability to the Manager of its services to the Trust. The Trustees considered that the profitability to the Manager of its relationship to the Trust was not expected to change as a result of the Transaction because the Transaction will not result in a change to the fees received by the Manager or of the costs of the services to be provided by the Manager.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE TRUST GROWS

      Data provided to the Trustees showed that the Trust's asset size had declined in recent years. The Trustees also noted that the materials indicated that the Trust's fees were already generally lower than those of its peers, including those with breakpoints. Evaluation of these factors indicated to the Board that the New Advisory Agreement should be approved without addition of breakpoints at this time.

BENEFITS DERIVED OR TO BE DERIVED BY THE MANAGER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE TRUST

      The Board observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Trust, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Trust at favorable levels of quality and cost which are more advantageous to the Trust than would otherwise have been possible.

      In addition to considering the factors discussed above, which the Trustees regularly consider on an annual basis, the Trustees also gave particular consideration to matters relating to the change of control at AMC, including representations from representatives of AMC and the Manager that the proposed change of control is not expected to result in a change in the personnel or operations of the Manager, the investment approach or style of the Manager with respect to the Trust, or the services provided to the Trust by the Manager.

      The Trustees also considered other factors, either in connection with the Annual Review or with their approval of the New Advisory Agreement. These factors included but were not limited to whether the Trust has operated in compliance with its investment objective and the Trust's record of compliance with its investment restrictions, and the compliance programs of the Trust and the Manager.

      Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the New Advisory Agreement should be approved and recommended that the shareholders of the Trust vote to approve the New Advisory Agreement for an initial one-year term.

--------------------------------------------------------------------------------

PRIVACY NOTICE (UNAUDITED)

                            TAX-FREE TRUST OF ARIZONA

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of the Trust, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Trust.

INFORMATION WE COLLECT. "Non-public personal information" is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Trust's transfer agent, distributor, investment adviser or sub-adviser, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

NON-CALIFORNIA RESIDENTS: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

CALIFORNIA RESIDENTS ONLY: In addition, unless you "opt-out" of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

                            AQUILA DISTRIBUTORS, INC.
                        AQUILA INVESTMENT MANAGEMENT LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Trust or to you as a shareholder of the Trust.

--------------------------------------------------------------------------------

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FOUNDERS
   Lacy B. Herrmann, Chairman Emeritus
   Aquila Management Corporation

MANAGER
   AQUILA INVESTMENT MANAGEMENT LLC
   380 Madison Avenue, Suite 2300
   New York, New York 10017

BOARD OF TRUSTEES
   Anne J. Mills, Chair
   Ernest Calderon
   Thomas W. Courtney
   Grady Gammage, Jr.
   Diana P. Herrmann
   John C. Lucking

OFFICERS
   Diana P. Herrmann, President
   Todd W. Curtis, Senior Vice President and Portfolio Manager
   Alan R. Stockman, Senior Vice President
   Kimball L. Young, Senior Vice President
   Robert W. Anderson, Chief Compliance Officer
   Joseph P. DiMaggio, Chief Financial Officer and Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PNC Global Investment Servicing
   101 Sabin Street
   Pawtucket, RI 02860

CUSTODIAN
   JPMORGAN CHASE BANK, N.A.
   1111 Polaris Parkway
   Columbus, Ohio 43040

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   Tait, Weller & Baker LLP
   1818 Market Street, Suite 2400
   Philadelphia, PA 19103

Further information is contained in the Prospectus, which must precede or accompany this report.



ITEM 2.  CODE OF ETHICS.

(a) As of June 30, 2008 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2) The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1)(ii) The Board of Trustees of the Trust has determined that it does not have at least one audit committee financial expert serving on its audit committee. The Trust does not have such a person serving on the audit committee because none of the persons currently serving as Trustees happens to have the technical accounting and auditing expertise included in the definition of "audit committee financial expert" recently adopted by the Securities and Exchange Commission in connection with this Form N-CSR, and the Board has not heretofore deemed it necessary to seek such a person for election to the Board.

The primary mission of the Board, which is that of oversight over the operations and affairs of the Trust, confronts the Trustees with a wide and expanding range of issues and responsibilities. The Trustees believe that, accordingly, it is essential that the Board's membership consist of persons with as extensive experience as possible in fulfilling the duties and responsibilities of mutual fund directors and audit committee members and, ideally, with extensive experience and background relating to the economic and financial sectors and securities in which the Trust invests, including exposure to the financial and accounting matters commonly encountered with respect to those sectors and securities. The Board believes that its current membership satisfies those criteria. It recognizes that it would also be helpful to have a member with the relatively focused accounting and auditing expertise reflected in the applicable definition of "audit committee financial expert," just as additional members with similarly focused technical expertise in other areas relevant to the Fund's operations and affairs would also contribute added value. However, the Board believes that the Trust is better served, and its assets better employed, by a policy of hiring experts in various areas, including the specialized area of technical accounting and auditing matters, if and as the Board identifies the need, rather than by seeking to expand its numbers by adding technical experts in the areas constituting its domain of responsibility. The Trust's Audit Committee Charter explicitly authorizes the Committee to retain such experts as it deems necessary in fulfilling its duties under the Charter.


ITEM 4.	PRINCIPAL ACCOUNTING FEES AND SERVICES.


a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $16,000 in 2007 and $18,000 2008.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c) Tax Fees - The Registrant was billed by the principal accountant $3,000 and $3,000 in 2007 and 2008, respectively, for return preparation and tax compliance.

d) All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

	Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

	Included in Item 1 above

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

   	Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

	The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.


ITEM 12.  EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

 (a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.





SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAX-FREE TRUST OF ARIZONA


By:  /s/  Diana P. Herrmann
- - ---------------------------------
President and Trustee
September 4, 2008


By:  /s/  Joseph P. DiMaggio
- - -----------------------------------
Chief Financial Officer and Treasurer
September 4, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/  Diana P. Herrmann
- - ---------------------------------
Diana P. Herrmann
President and Trustee
September 4, 2008



By:  /s/  Joseph P. DiMaggio
- - -----------------------------------
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
September 4, 2008





TAX-FREE TRUST OF ARIZONA

EXHIBIT INDEX



(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.


(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.